Hexis Active Nicotine Engagement ETF (the “Fund”)

Supplement dated July 15, 2026
to the Summary Prospectus dated April 27, 2026

On July 13, 2026, the Fund notified shareholders that the Fund intended to change its listing exchange from NYSE Arca, Inc. to NYSE, Inc., to be effective July 17, 2026. Upon further review, the change from NYSE Arca to NYSE, Inc is rescinded and will not take effect, and the Fund will continue to be listed on NYSE Arca, Inc.

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Please retain this supplement with your Summary Prospectus for future reference.